U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 1, 2018
ADVANCED EMISSIONS SOLUTIONS, INC.
(Name of registrant as specified in its charter)

Delaware	001-37822	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

640 Plaza Drive, Suite 270, Highlands Ranch, CO	80129
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (720) 598-3500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)
On March 1, 2018, the Board of Directors (the “Board”) of Advanced Emissions Solutions, Inc. (“ADES” or the "Company") approved the creation of the Chief Financial Officer position and appointment of Greg Marken to this office, effective March 1, 2018. Prior to this appointment, Mr. Marken has served as the Company’s Chief Accounting Officer. As Chief Financial Officer, Mr. Marken will assume the responsibilities as the principal financial officer, which principal financial officer responsibilities were filled by L. Heath Sampson, ADES’ President and Chief Executive Officer. Mr. Marken was also appointed Treasurer on March 1, 2018, an office held until such date by Mr. Sampson. Mr. Marken will continue to serve as the Secretary of ADES and as a director of ADA-ES, Inc., a wholly-owned subsidiary of the Company (“ADA”). Mr. Marken will continue to participate in the Company’s short-term and long-term incentive plans for the Company’s executive officers and his existing other compensation arrangements.

Mr. Marken, 36, has served as ADES’ Chief Accounting Officer since June 2016, responsible for all aspects of ADES’ U.S. Securities and Exchange Commission (“SEC”) reporting, technical accounting matters and various other accounting tasks. He previously served as ADES' Director of SEC Reporting and Technical Accounting since 2015 and led ADES’ efforts to restate prior financial statements and bring ADES current with SEC reporting obligations. Prior to ADES, Mr. Marken held various positions, including Senior Manager, Assurance Services, at Ernst & Young, LLP from 2005 through 2015. He received his BBA in Accounting and MS in Finance from Texas A&M University. Mr. Marken is a CPA.

Mr. Marken has no family relationships with any other officer or director of the Company and has not been a party to a related party transaction pursuant to Item 404(a) of Regulation S-K.

The position of Chief Accounting Officer was eliminated as of March 1, 2018.

A copy of the press release announcing Mr. Marken's appointment is included as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated March 7, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 7, 2018

Advanced Emissions Solutions, Inc.
Registrant

/s/ L. Heath Sampson
L. Heath Sampson
President and Chief Executive Officer

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